1 Third-Quarter 2022 Third Quarter Overall Net Sales $686.9M | 2.8% Diluted Earnings Per Share: $1.59 Adjusted Diluted Earnings Per Share: $2.03 Eric M. Green President and Chief Executive Officer, Chair of the Board West Pharmaceutical Services, Inc. WST Q3 2022 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “While our base, non-COVID-19 demand continues to grow, we have had multiple constraints that impacted our financial results. Delays in expansion projects as well as customer delivery timing and mix-shift related productivity impacts resulted in lower-than-expected overall high-value product (HVP) net sales. We expect to resolve these issues in early 2023.” “We project our full-year 2023 base business, led by our Biologics market unit, to exceed our financial construct of 7% to 9% annual organic net sales growth. While we expect further decline in COVID-19-related net sales, our base business growth will more than offset the decline, resulting in overall organic net sales growth in 2023.”

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial and Operations Officer Third-Quarter Results 2022 Analyst Conference Call 9 a.m. Eastern Time | October 27, 2022

3 West Analyst Conference Call 9 a.m. Eastern Time October 27, 2022 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at https://bit.ly/3eipdG3. Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that will be used to access the call. A replay of the conference call and webcast will be available on the Company’s website for 30 days. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the third quarter 2022 and management’s discussion of those results during today’s conference call. WST Q3 2022 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q3 2022 Earnings

5 Financial Highlights WST Q3 2022 Earnings • Third quarter 2022 net sales of $686.9 million declined 2.8%; organic net sales growth was 4.3% • Third quarter 2022 reported-diluted EPS of $1.59 compared to $2.31 in the same period last year; adjusted-diluted EPS of $2.03 compared to $2.06 in the same period last year

6 Q4 Outlook and Preliminary 2023 WST Q3 2022 Earnings • Base business to grow, led by Biologics market unit • Order book of base demand remains strong, non-COVID-19 • Focus and urgency to address capacity constraints

7 S h owc a s i n g o u r S c i e n t i f i c L eade r s h i p a nd Te ch n i ca l Exp er t i s e Col l ab o rat i o n w i t h Co r n i n g Execute. Innovate. Grow. A commitment and focus to deliver superior value to our customers and patients WST Q3 2022 Earnings S m a r t D o s e ® O n -B o dy D el ivery System

8 Investing in Capacity across the Globe AMERICAS EXPANSION PROGRESS EUROPE EXPANSION PROGRESS ASIA PACIFIC EXPANSION PROGRESS Kinston Williamsport & Jersey Shore Waterford Kovin Eschweiler Jurong, Singapore WST Q3 2022 Earnings 8

9 Third-Quarter 2022 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended September 30 2022 2021 Reported Net Sales $686.9 $706.5 Gross Profit Margin 39.0% 40.8% Reported Operating Profit $186.2 $181.4 Adjusted Operating Profit (1) $186.4 $182.8 Reported Operating Profit Margin 27.1% 25.7% Adjusted Operating Profit Margin (1) 27.1% 25.9% Reported-Diluted EPS $1.59 $2.31 Adjusted-Diluted EPS (1) $2.03 $2.06 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q3 2022 Earnings

10 Overall Organic Net Sales Growth – 4.3% (Q3 2022) Proprietary Products Q3 2022 organic net sales growth of 5.5% led by sales of high-value products, which grew mid-single digits BIOLOGICS GENERICS PHARMA Sales led by COVID one-time fees, SmartDose®, NovaPure® and CZ components Sales led by high-value products, including Westar® components Sales led by high-value products, including NovaPure® and Westar® components CONTRACT MANUFACTURING Organic sales decline of 1.2%, led by a decrease in sales of components for diagnostic devices Mid-Single Digit Mid-Single Digit (Low-Single Digit)Low-Single Digit Third-Quarter 2022 Organic Net Sales Growth WST Q3 2022 Earnings

11 Change in Consolidated Net Sales Third-quarter 2021 to 2022 ($ millions) WST Q3 2022 Earnings

12 Gross Profit Update ($ millions) Three Months Ended September 30, 2022 2021 Proprietary Products Gross Profit $247.3 $267.3 Proprietary Products Gross Profit Margin 43.6% 46.3% Contract-Manufactured Products Gross Profit $20.7 $20.9 Contract-Manufactured Products Gross Profit Margin 17.3% 16.1% Consolidated Gross Profit $268.0 $288.2 Consolidated Gross Profit Margin 39.0% 40.8% WST Q3 2022 Earnings

13 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q3 2022 YTD Q3 2021 Depreciation and Amortization $89.5 $87.9 Operating Cash Flow $493.2 $423.2 Capital Expenditures $189.7 $176.9 Free Cash Flow $303.5 $246.3 Financial Condition September 30, 2022 December 31, 2021 Cash and Cash Equivalents $729.0 $762.6 Debt $209.4 $253.0 Equity $2,470.8 $2,335.4 Working Capital $1,276.9 $1,147.9 WST Q3 2022 Earnings

14 2022 Full-Year Guidance 2022 Full-Year Guidance Consolidated Net Sales $2.830 - $2.840 billion Adjusted-Diluted EPS $8.15 - $8.20 WST Q3 2022 Earnings

15WST Q3 2022 Earnings Execute. Innovate. Grow. Delivering Unique Value to Customers and Patients Global Operational Effectiveness Across the Network Accelerating Investments for the Future Driven by our collective purpose to improve patient lives

16 Eric M. Green President and Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP and Chief Financial and Operations Officer Quintin Lai VP, Corporate Strategy & Investor Relations Q & A WST Q3 2022 Earnings

17 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q3 2022 Earnings

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended September 30, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $186.2 $20.4 $120.6 $1.59 Pension settlement - 20.0 29.6 0.39 Amortization of acquisition-related intangible assets 0.2 0.1 0.7 0.01 Tax law changes - (3.2) 3.2 0.04 Adjusted (Non-U.S. GAAP) $186.4 $37.3 $154.1 $2.03 WST Q3 2022 Earnings Nine months ended September 30, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $604.3 $85.8 $482.9 $6.36 Restructuring and severance related charges (1.6) (0.4) (1.2) (0.01) Pension settlement - 20.3 30.5 0.40 Amortization of acquisition-related intangible assets 0.6 0.1 2.1 0.03 Royalty acceleration - 1.3 (1.3) (0.02) Tax law changes - (3.2) 3.2 0.04 Adjusted (Non-U.S. GAAP) $603.3 $103.9 $516.2 $6.80

19 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended September 30, 2021 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $181.4 $12.0 $175.6 $2.31 Restructuring and severance related charges 0.3 0.1 0.2 - Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Royalty acceleration - 20.4 (20.4) (0.27) Cost investment activity 0.9 0.2 0.7 0.01 Adjusted (Non-U.S. GAAP) $182.8 $32.7 $156.8 $2.06 WST Q3 2022 Earnings Nine months ended September 30, 2021 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $568.3 $73.0 $514.1 $6.78 Restructuring and severance related charges 2.5 0.6 1.9 0.02 Pension settlement - 0.2 0.6 0.01 Amortization of acquisition-related intangible assets 0.6 0.1 2.1 0.03 Royalty acceleration - 20.4 (20.4) (0.27) Tax law changes - 1.4 (1.4) (0.02) Cost investment activity 1.8 (0.1) 1.9 0.02 Adjusted (Non-U.S. GAAP) $573.2 $95.6 $498.8 $6.57

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended September 30, 2022 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $567.0 $120.0 $(0.1) $686.9 Effect of changes in currency translation rates 41.7 8.1 - 49.8 Organic net sales (Non-U.S. GAAP) (1) $608.7 $128.1 $(0.1) $736.7 WST Q3 2022 Earnings Nine months ended September 30, 2022 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $1,822.0 $356.5 $(0.3) $2,178.2 Effect of changes in currency translation rates 103.3 18.0 - 121.3 Organic net sales (Non-U.S. GAAP) (1) $1,925.3 $374.5 $(0.3) $2,299.5

21 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2021 Actual 2022 Guidance % Change Reported-diluted EPS (U.S. GAAP) $8.67 $7.70 to $7.75 (11.2%) to (10.6%) Pension settlement 0.02 0.40 Cost investment activity 0.06 - Restructuring and severance related charges 0.02 (0.01) Amortization of acquisition-related intangible assets 0.04 0.04 Asset impairment 0.04 - Royalty acceleration (0.25) (0.02) Tax law changes (0.02) 0.04 Adjusted-diluted EPS (Non-U.S. GAAP) (1) $8.58 $8.15 to $8.20 (5.0%) to (4.4%) (1) See “Full-year 2022 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2022 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first nine months of 2022, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.16. Any future tax benefits associated with stock-based compensation that we receive in 2022 would provide a positive adjustment to our full-year EPS guidance. In 2021, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.41. WST Q3 2022 Earnings